Prospectus Supplement Supplement dated April 15, 2020
Balanced Fund
(Prospectus dated March 1, 2020)

California Tax-Free Money Market Fund
(Prospectus dated January 1, 2020)

Zero Coupon 2020 Fund ■ Zero Coupon 2025 Fund
(Prospectus dated February 1, 2020)

One Choice® Portfolio: Aggressive ■ One Choice® Portfolio: Very Aggressive ■ One Choice® Portfolio: Moderate ■ One Choice® Portfolio: Conservative ■ One Choice® Portfolio: Very Conservative ■ Focused Dynamic Growth Fund
(Prospectuses dated December 1, 2019)

Utilities Fund
(Prospectus dated November 1, 2019)

Tax-Free Money Market Fund
(Prospectus dated October 1, 2019)

Capital Preservation Fund
(Prospectus dated August 1, 2019)

The following replaces the first paragraph in the Account Maintenance Fee section of the prospectus.
If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments once per year, generally the last Friday in October. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $25.00 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com. Regardless of whether you manage your account online, you may request a paper copy of the prospectus, statement of additional information, or annual report free of charge.

©2020 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-96160 2004